As filed with the Securities and Exchange Commission on March 23, 2006

Registration No. 333-131915

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

PRE-EFFECTIVE AMENDMENT NO. 2

TO

FORM S-1

REGISTRATION STATEMENT

Under The Securities Act of 1933

SHOE PAVILION, INC.

(Exact name of Registrant as specified in its charter)

Delaware	94-3289691
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

13245 Riverside Drive, Suite 450

Sherman Oaks, California 91423

(818) 907-9975

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Dmitry Beinus

Chief Executive Officer

Shoe Pavilion, Inc.

13245 Riverside Drive, Suite 450

Sherman Oaks, California 91423

(818) 907-9975

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

A. John Murphy, Esq. Debra K. Weiner, Esq. Wickersham & Murphy a Professional Corporation 430 Cambridge Avenue, Suite 100 Palo Alto, California 94306 (650) 323-6400	Kenneth L. Guernsey, Esq. Gian-Michele a Marca, Esq. Christopher S. Bailey-Gates, Esq. Cooley Godward LLP 101 California Street, 5th Floor San Francisco, CA 94111 (415) 693-2000

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to said Section 8(a), may determine.

EXPLANATORY NOTE

Shoe Pavilion, Inc. has prepared this Amendment No. 2 to the Registration Statement on Form S-1 (File No. 333-131915) for the purpose of filing with the Securities and Exchange Commission certain exhibits to the Registration Statement. This Amendment No. 2 does not modify any provision of the Prospectus that forms a part of the Registration Statement and accordingly, such Prospectus has not be included herein.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules

Exhibit Number	Description of Document

1	Form of Underwriting Agreement

3.1	Certificate of Incorporation of the Registrant, as amended(1)

3.2	By-laws of the Registrant(2)

4.1	Specimen Common Stock Certificate(3)

4.2	Form of Underwriter’s Warrant

5	Opinion of Wickersham & Murphy, a Professional Corporation, regarding the legality of the securities being registered

10.1	Amended and Restated 1998 Equity Incentive Plan with forms of non-qualified and incentive stock option agreements(4)

10.2	Amended and Restated Directors’ Stock Option Plan with form of stock option agreement(4)

10.3	Form of Indemnification Agreement between the Registrant and certain of its officers and directors(2)

10.4	Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.5	Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.6	Stock Pledge Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.7	General Continuing Guaranty Between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.8	Amendment Number One to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC dated September 24, 2004(6)

10.9	Amendment Number Two and Waiver between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated May 12, 2005(7)

10.10	Amendment Number Three to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated August 11, 2005(7)

10.11	Securities Purchase Agreement between the Registrant and Magnetar Capital Master Fund, Ltd, dated October 3, 2005(8)

10.12	Registration Rights Agreement between the Registrant and Magnetar Capital Master Fund, Ltd., dated October 3, 2005(8)

10.13	Form of Warrants issued to Magnetar Capital Master Fund, Ltd, dated October 3, 2005(6)

10.14	Amendment Number Four to the Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated March 15, 2006(4)

Exhibit Number	Description of Document

21	List of Subsidiaries(7)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm(9)

23.2	Consent of Wickersham & Murphy (included in Exhibit 5)

24.1	Power of Attorney(1)

(1)	Incorporated by reference from the registrant’s registration statement on Form S-1, filed February 17, 2006 (File No. 333-131915).
(2)	Incorporated by reference from the registrant’s registration statement on Form S-1, filed December 10, 1997 (File No. 333-41877) (the “IPO Registration Statement”).
(3)	Incorporated by reference from the registrant’s Pre-effective Amendment No. 1 to the IPO Registration Statement, filed January 26, 1998.
(4)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on March 21, 2006.
(5)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on May 12, 2003.
(6)	Incorporated by reference from the registrant’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, filed on March 31, 2005.
(7)	Incorporated by reference from the registrant’s Quarterly Report on Form 10-Q for the fiscal period ended July 2, 2005, filed on August 16, 2005.
(8)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on October 4, 2005.
(9)	Filed as part of Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-1, filed March 3, 2006 (File No. 333-131915).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this amendment no. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sherman Oaks, State of California, on March 23, 2006.

SHOE PAVILION, INC.

By:	/S/ DMITRY BEINUS
Dmitry Beinus Chairman of the Board, Chief Executive Officer and President

Pursuant to the requirements of the Securities Act of 1933, this amendment no. 1 to the registration statement has been signed by the following persons in the capacities and on the dates indicated:

Name	Title	Date

/S/ DMITRY BEINUS Dmitry Beinus	Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	March 23, 2006

/S/ NEIL T. WATANABE Neil T. Watanabe	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	March 23, 2006

* Denise A. Ellwood	Director	March 23, 2006

* David H. Folkman	Director	March 23, 2006

* Peter G. Hanelt	Director	March 23, 2006

*By:	/S/ DMITRY BEINUS
Attorney-in-fact

EXHIBIT INDEX

Exhibit Number	Description of Document
1	Form of Underwriting Agreement

3.1	Certificate of Incorporation of the Registrant, as amended(1)

3.2	By-laws of the Registrant(2)

4.1	Specimen Common Stock Certificate(3)

4.2	Form of Underwriter’s Warrant

5	Opinion of Wickersham & Murphy, a Professional Corporation, regarding the legality of the securities being registered

10.1	Amended and Restated 1998 Equity Incentive Plan with forms of non-qualified and incentive stock option agreements(4)

10.2	Amended and Restated Directors’ Stock Option Plan with form of stock option agreement(4)

10.3	Form of Indemnification Agreement between the Registrant and certain of its officers and directors(2)

10.4	Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.5	Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.6	Stock Pledge Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.7	General Continuing Guaranty Between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated April 18, 2003(5)

10.8	Amendment Number One to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC dated September 24, 2004(6)

10.9	Amendment Number Two and Waiver between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated May 12, 2005(7)

10.10	Amendment Number Three to Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated August 11, 2005(7)

10.11	Securities Purchase Agreement between the Registrant and Magnetar Capital Master Fund, Ltd, dated October 3, 2005(8)

10.12	Registration Rights Agreement between the Registrant and Magnetar Capital Master Fund, Ltd., dated October 3, 2005(8)

10.13	Form of Warrants issued to Magnetar Capital Master Fund, Ltd, dated October 3, 2005(6)

10.14	Amendment Number Four to the Loan and Security Agreement between Shoe Pavilion Corporation and Wells Fargo Retail Finance, LLC, dated March 15, 2006(4)

21	List of Subsidiaries(7)

23.1	Consent of Deloitte & Touche LLP, independent registered public accounting firm(9)

23.2	Consent of Wickersham & Murphy (included in Exhibit 5)

24.1	Power of Attorney(1)

(1)	Incorporated by reference from the registrant’s registration statement on Form S-1, filed February 17, 2006 (File No. 333-131915).
(2)	Incorporated by reference from the registrant’s registration statement on Form S-1, filed December 10, 1997 (File No. 333-41877) (the “IPO Registration Statement”).
(3)	Incorporated by reference from the registrant’s Pre-effective Amendment No. 1 to the IPO Registration Statement, filed January 26, 1998.
(4)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on March 21, 2006.
(5)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on May 12, 2003.
(6)	Incorporated by reference from the registrant’s Annual Report on Form 10-K for the fiscal year ended January 1, 2005, filed on March 31, 2005.
(7)	Incorporated by reference from the registrant’s Quarterly Report on Form 10-Q for the fiscal period ended July 2, 2005, filed on August 16, 2005.
(8)	Incorporated by reference from the registrant’s Current Report on Form 8-K, filed on October 4, 2005.
(9)	Filed as part of Pre-Effective Amendment No. 1 to the registrant’s registration statement on Form S-1, filed March 3, 2006 (File No. 333-131915).